Exhibit 99.1

Annual Meeting April 29, 2025 F&M TRUST Franklin Financial Services Corporation

Call to Order G. Warren Elliott F&M TRUST Franklin Financial Services Corporation

Invocation Pam Johns F&M TRUST Franklin Financial Services Corporation

Minutes of Last Meeting G. Warren Elliott F&M TRUST Franklin Financial Services Corporation

Forward Looking Statements In order to help you to better understand the business of the Company – where we have been and where we want to go – my remarks today (and those of other Company officers who will speak or respond to questions) will include forward looking statements relating to anticipated financial performance, future operating results, business prospects, new products, and similar matters. These statements represent our best judgment, based upon present circumstances and the information now available to us, of what we think may occur in the future – and, of course, it is possible that actual results may differ materially from those we envision today. For a more complete discussion on the subject of forward looking statements, including a list of some of the risk factors that might adversely affect operating results, I refer you to the section entitled “Forward Looking Statements” which appears in our annual report on Form 10-K as filed with the Securities and Exchange Commission (SEC). F&M TRUST Franklin Financial Services Corporation

Introduction G. Warren Elliott F&M TRUST Franklin Financial Services Corporation

Board of Directors G. Warren Elliott Chairman of the Board Timothy (Tim) G. Henry CEO Craig W. Best President F&M TRUST Franklin Financial Services Corporation

Board of Directors Martin R. Brown Kevin W. Craig Gregory A. Duffey F&M TRUST Franklin Financial Services Corporation

Board of Directors Daniel J. Fisher Allan E. Jennings, Jr. Stanley J. Kerlin F&M TRUST Franklin Financial Services Corporation

Board of Directors Donald H. Mowery Kimberly M. Rzomp Gregory I. Snook F&M TRUST Franklin Financial Services Corporation

Nick Bybel Partner, Bybel Rutledge LLP Zoe Clayton Assistant Corporate Secretary – Judge of Elections Allison Minnis Partner, Crowe LLP Ian Kandray Senior Manager, Crowe LLP F&M TRUST Franklin Financial Services Corporation

Chairman’s Remarks G. Warren Elliott F&M TRUST Franklin Financial Services Corporation

G. Warren Elliott Chairman of the Board F&M TRUST Franklin Financial Services Corporation

2024 A Milestone Year F&M TRUST Franklin Financial Services Corporation

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Allen E. Jennings, Jr. Vice Chairman of the Board F&M TRUST Franklin Financial Services Corporation

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Election of Directors G. Warren Elliott F&M TRUST Franklin Financial Services Corporation

Martin R. Brown Gregory A. Duffey Gregory I. Snook F&M TRUST Franklin Financial Services Corporation

Say-On-Pay Vote G. Warren Elliott F&M TRUST Franklin Financial Services Corporation

Ratification of Employee Stock Purchase Plan G. Warren Elliott F&M TRUST Franklin Financial Services Corporation

Ratification of Auditors G. Warren Elliott F&M TRUST Franklin Financial Services Corporation

Polls Open G. Warren Elliott F&M TRUST Franklin Financial Services Corporation

Financial Overview Mark R. Hollar, Chief Financial Officer F&M TRUST Franklin Financial Services Corporation

A Year of Growth SELECTED HIGHLIGHTS GROWTH PERCENTAGE KEY STATISTICS Total Assets +19.7% $2.198 Billion as of 12/31/2024 $1.836 Billion as of 12/31/2023 Net Loans +11.2% $1.380 Billion as of 12/31/2024 $1.241 Billion as of 12/31/2023 Total Deposits +18.1% $1.816 Billion as of 12/31/2024 $1.538 Billion as of 12/31/2023 Shareholders’ Equity +9.5% $144.7 Million as of 12/31/2024 $132.1 Million as of 12/31/2023 F&M TRUST Franklin Financial Services Corporation

Investment AFS Portfolio $600,000 $472,503 $508,604 $500,000 $104,005 $149,170 $400,000 $132,591 $169,821 $300,000 $23,198 $24,224 $200,000 $138,618 $133,592 $100,000 $74,091 ($49,416) $31,797 ($45,449) $0 12/31/2023 12/31/2024 U.S. Treasury Municipal Corporate Agency MBS/ABS Non-Agency MBS/ABS Unrealized (Loss)/Gain 1Included in reported fair values F&M TRUST Franklin Financial Services Corporation

Loans Outstanding 2.00% $1,400,000 1.75% $1,200,000 $1,256,985 $13,987,077 1.50% $1,000,000 $6,815 $230,597 1.25% $800,000 $242,654 1.28% $230,597 1.26% 1.00% $600,000 $703,767 $803,365 0.75% $400,000 $25,900 $32,427 0.50% $200,000 $277,849 $322,835 0.25% $0 12/31/2023 12/31/2024 0.00% Total Residential Real Estate 1-4 Family Commercial Real Estate Consumer Total Residential Real Estate Construction Commercial Allowance for Credit Loss % of Loans F&M TRUST Franklin Financial Services Corporation

Largest Commercial Real Estate Concentrations CRE Concentrations* $600,000 $500,000 $62,439 $66,645 $400,000 $68,478 $82,518 $300,000 $87,137 $92,926 $200,000 $80,670 $97,460 $100,000 $120,180 $146,661 $0 12/31/2023 12/31/2024 Apartment Unites Hotel & Motel Office Shopping Center Land Development *Primarily in South Central Pennsylvania F&M TRUST Franklin Financial Services Corporation

Deposits by Category Deposits by Category 100% $1,800,000 90% $1,600,000 80% $1,400,000 70% $1,200,000 60% $1,000,000 50% $800,000 $132,446 $315,905 40% $600,000 $454,817 $417,870 30% $400,000 $667,965 8.9% $791,526 15.4% 20% $200,000 $273,050 $8,677 $290,346 $87,057 10% $0 12/31/2023 12/31/2024 0% Demand Deposits MMA & Savings Interest Bearing Checking Time Brokered Total Uninsured/Uncollateralized 1Brokered deposits are included as part of time deposits F&M TRUST Franklin Financial Services Corporation

Liquidity Available at December 31, 2024 Dollars in Thousands (000’s) Liquidity Source Capacity Outstanding Available Federal Home Loan Bank $562,697 $ 200,000 $362,697 Federal Reserve Bank Discount Window $64,575 $ – $64,575 Correspondent Banks $76,000 $ – $76,000 Total $703,272 $200,000 $503,272 F&M TRUST Franklin Financial Services Corporation

Earnings Highlights Dollars in Thousands ($000’s); Except Per Share 2024 2023 Change in $ Change in % Interest Income $101,451 $76,762 $24,689 32.2% Interest Expense $43,937 $23,125 $20,812 90.0% Net Interest Income $57,514 $53,637 $3,877 7.2% Provision for Credit Losses – Loans $1,975 $2,589 ($614) -23.7% Provision for Credit Losses – Unfunded Commitments $8 $135 ($127) -94.1% Noninterest Income $13,679 $14,851 ($1,172) -7.9% Noninterest Expense $55,895 $50,011 $5,884 11.8% Net Income $11,099 $13,598 ($2,499) -18.4% Diluted Earnings Per Share $2.51 $3.10 F&M TRUST Franklin Financial Services Corporation

Noninterest Income Dollars in Thousands ($000’s) 2024 2023 Change in $ Change in % Wealth Management Fees $8,538 $7,512 $1,026 13.7% Loan Service Charges $987 $811 $176 21.7% Gain on Sale of Loans $565 $199 $366 183.9% Deposit Service Charges and Fees $2,448 $2,492 ($44) -1.8% Other Service Charges and Fees $2,040 $1,852 $188 10.2 Debit Card Income $2,279 $2,157 $122 5.7% Increase in Cash Surrender Value of Life Insurance $457 $448 $9 2.0% Change in Fair Value of Equity Services $209 $16 $193 1206.3% Other $423 $483 ($60) -12.4% Noninterest Income Excluding Securities Losses $17,946 $15,970 $1,976 12.4% Net (Losses) Gains on Sales of Debt Securities ($4,267) ($1,119) ($3,148) 281.3% Total $13,679 $14,851 ($1,172) -7.9% F&M TRUST Franklin Financial Services Corporation

Noninterest Expense Dollars in Thousands ($000’s) 2024 2023 Change in $ Change in % Salaries and Benefits $32,752 $28,813 $3,939 13.7% Net Occupancy $4,583 $4,398 $185 4.2% Marketing and Advertising $1,891 $2,071 ($180) -8.7% Legal and Professional $2,133 $2,301 ($168) -7.3% Data Processing $5,804 $4,792 $1,012 21.1% Pennsylvania Bank Shares Tax $483 $745 ($262) -35.2% FDIC Insurance $1,710 $851 $859 100.9% ATM / Debit Card Processing $1,300 $1,235 $65 5.3% Telecommunications $435 $405 $30 7.4% Nonservice Pension ($51) ($117) $66 -56.4% Lease Termination - $495 ($495) -100% Other $4,855 $4,022 $833 20.7% Total $55,895 $50,011 $5,884 11.8% F&M TRUST Franklin Financial Services Corporation

Performance Measures 2024 2023 Return on Average Assets (ROA) 0.54% 0.78% Return on Average Equity (ROE) 8.05% 11.39% Return on Average Tangible Equity (ROTE)1 8.62% 12.32% Efficiency Ratio1 73.36% 70.75% Net Interest Margin 2.95% 3.31% ROA – Excluding Securities Losses1 0.70% 0.83% ROE – Excluding Securities Losses1 10.50% 12.13% ROTE – Excluding Securities Losses1 11.23% 13.12% 1Non-GAAP measure. See the GAAP vs Non-GAAP Reconciliation F&M TRUST Franklin Financial Services Corporation

Safety & Soundness 2024 2023 Risk-Based Capital Ratio (Total) 13.85% 14.45% Leverage Ratio (Tier 1) 7.92% 9.01% Nonperforming Assets / Total Assets 0.01% 0.01% Allowance for Credit Loss / Loans 1.26% 1.28% Net Recoveries (Charged-Off) Loans / Average Loans -0.03% -0.02% F&M TRUST Franklin Financial Services Corporation

Shareholder Value Per Share Measure / Market Valuation 2024 2023 Diluted Earnings Per Share $2.51 $3.10 Cash Dividend Yield1 4.28% 4.06% Regular Cash Dividends Paid $1.28 $1.28 Market Value Per Share $29.90 $31.55 Book Value Per Share $32.69 $30.23 Tangible Book Value Per Share2 $30.65 $28.17 Market Cap ($M) $132,367 $137,905 Price / Book (%) 91.47% 104.37% Price / Tangible Book (%) 97.54% 112.01% Price / LTM EPS (X) 11.91 10.18 Tangible Common Equity Ratio2 6.20% 6.72% 1Based on annualized fourth-quarter dividend and year-end market value. 2See GAAP versus Non-GAAP reconciliation. F&M TRUST Franklin Financial Services Corporation

Quarterly Earnings Performance Quarterly Earnings $4,500 $4,000 $3,500 $3,000 $2,500 $2,000 $1,500 $1,000 $500 $0 $3,361 $3,033 $4,218 $487 $3,922 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 F&M TRUST Franklin Financial Services Corporation

Quarterly Earnings Performance Diluted Earnings Per Share $1.00 $0.90 $0.80 $0.70 $0.60 $0.50 $0.40 $0.30 $0.20 $0.10 $0.00 $0.77 $0.66 $0.95 $0.11 $0.88 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 F&M TRUST Franklin Financial Services Corporation

CEO’s Remarks Timothy (Tim) G. Henry F&M TRUST Franklin Financial Services Corporation

Timothy (Tim) G. Henry CEO F&M TRUST Franklin Financial Services Corporation

President’s Remarks Craig W. Best F&M TRUST Franklin Financial Services Corporation

Craig W. Best President F&M TRUST Franklin Financial Services Corporation

Questions G. Warren Elliott F&M TRUST Franklin Financial Services Corporation

Polls Closed G. Warren Elliott F&M TRUST Franklin Financial Services Corporation

Report by Judge of Election Zoe R. Clayton F&M TRUST Franklin Financial Services Corporation

Announcement G. Warren Elliott F&M TRUST Franklin Financial Services Corporation

Thank You G. Warren Elliott F&M TRUST Franklin Financial Services Corporation

Meeting Adjourned F&M TRUST Franklin Financial Services Corporation

GAAP / Non-GAAP Reconciliation Return on Tangible Equity 2024 2023 Net Income $ 11,099 $ 13,598 Average Shareholders’ Equity 137,840 (119,408) Less Average Intangible Assets (9,016) (9,016) Tangible Average Shareholders’ Equity (non-GAAP) 128,824 110,392 Return on Average Tangible Equity (ROTE) (non-GAAP) 8.62% 12.32% Efficiency Ratio 2024 2023 Noninterest Expense $ 55,895 $ (50,011) Net Interest Income 57,514 (53,637) Plus Tax Equivalent Adjustment to Net Interest Income 938 (1,094) Plus Noninterest Income, Net of Securities Transactions 17,737 (15,954) Total Revenue 76,189 70,685 Efficiency Ratio (non-GAAP) 73.36% 70.75% F&M TRUST Franklin Financial Services Corporation

GAAP / Non-GAAP Reconciliation Tangible Book Value (per share) (non-GAAP) 2024 2023 Shareholders’ Equity $ 144,716 $ (132,136) Less Intangible Assets (9,016) (9,016) Tangible Shareholders’ Equity (non-GAAP) 135,700 123,120 Shares Outstanding (in thousands) 4,427 4,371 Tangible Book Value (non-GAAP) 30.65 28.17 Tangible Common Equity Ratio (non-GAAP) 2024 2023 Total Assets 2,197,841 (1,836,039) Less Intangible Assets (9,016) (9,016) Total Assets (non-GAAP) 2,188,825 1,827,023 Tangible Shareholders’ Equity (non-GAAP) 135,700 123,120 Tangible Common Equity Ratio 6.20% 6.74% F&M TRUST Franklin Financial Services Corporation

GAAP / Non-GAAP Reconciliation Performance Results Excluding Securities Losses (non-GAAP) 2024 2023 Securities Losses as Reported $ (4,267) $ (1,119) Securities Losses as Reported, Net of Tax Benefit (21%) (non-GAAP) (3,371) (884) Net Income as Reported 11,099 13,598 Plus Securities Losses, Net of Tax Benefit 3,371 884 Net Income Excluding Securities Losses Net of Tax Benefit (non-GAAP) $ 14,470 14,482 ROA as Reported 0.54% 0.78% ROA Excluding Securities Losses Net of Tax Benefit (non-GAAP) 0.70% 0.83% ROE as Reported 8.05% 11.39% ROE Excluding Securities Losses Net of Tax Benefit (non-GAAP) 10.50% 12.13% ROTE as Reported (non-GAAP) 8.62% 12.32% ROTE Excluding Securities Losses Net of Tax Benefit (non-GAAP) 11.23% 13.12% F&M TRUST Franklin Financial Services Corporation